UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22768

Sound Point Floating Rate Income Fund
(Exact name of registrant as specified in charter)

375 Park Avenue, 25th Floor
 New York, New York 10152
(Address of principal executive offices) (Zip code)

Stephen J. Ketchum
c/o Sound Point Capital Management, L.P.
375 Park Avenue, 25th Floor
New York, NY 10152
(Name and address of agent for service)

(212) 895-2260
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  February 28, 2014

Item 1. Reports to Stockholders.

Sound Point Floating Rate Income Fund

Semi-Annual Report

February 28, 2014

(Unaudited)

Sound Point Floating Rate Income Fund
TABLE OF CONTENTS

Shareholder Letter	3

Allocation of Portfolio Holdings	5

Schedule of Investments	6

Statement of Assets & Liabilities	13

Statement of Operations	14

Statement of Changes in Net Assets	15

Statement of Cash Flows	16

Financial Highlights	17

Notes to the Financial Statements	18

Additional Information	24

Privacy Notice	25

Sound Point Floating Rate Income Fund
SHAREHOLDER LETTER
February 28, 2014
 (Unaudited)

Dear Investors,

I am pleased to provide the Semi-Annual Report for the Sound Point Floating Rate Income Fund (the “Fund”) for the period ended February 28, 2014.

The Fund’s investment objective is to provide consistently strong risk-adjusted returns. The Fund seeks to achieve its objective by identifying fundamentally attractive floating rate loans or variable-rate investments, which pay interest at variable-rates and are determined periodically, on the basis of a floating base lending rate, such as the London Interbank Offered Rate, or LIBOR, with or without a floor plus a fixed spread and other investments including senior secured and unsecured bonds, and by creating a portfolio with an optimal blend of these assets.

Over the six month period ended February 28, 2014, the Fund generated a net return of 4.16% as compared to the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, return of 3.07% over the same period of time.  For the six month period ending February 28, 2014, we experienced positive performance all six months.  The Fund has experienced no individual loan defaults within the portfolio.

As of February 28, 2014, the Fund held 100.70% of its assets in first and second-lien secured bank loans and a single high yield bond.  The Fund was invested in 110 companies diversified across 34 industries as of February 28, 2014, with its top five positions represent 12.44% of Fund assets and the top five industry groups represent 32.85% of Fund assets.  The top industry weighting was Technology Services.

Market Update

Over the six month period ended February 28, 2014, the 10-Year Treasury remained virtually unchanged: 2.74% to 2.71%.  Despite expectations surrounding US monetary policy and signals by the Federal Reserve that they would begin tapering their quantitative easing program, Treasury rates remained relatively stable and benign. Default activity across both loans and bonds was benign with the trailing 12-month institutional leveraged loan default rate of 1.96% versus the long-term average of 3.55% and the trailing 12-month high yield bond default rate of 0.91%.

Loan spreads ended the period at 463 basis points, just north of the 453 basis points 20-year historical average.  New loan issuance totaled $177 billion in the first two months of the year, similar to the same period one year ago. Refinancing accounted for two-thirds of activity during the first two months of 2014. During this time, high yield bond issuance reached $39 billion, less than the $56 billion from the same time period of 2013.

Corporate fundamentals remain strong and market technicals have also begun to shift in favor of senior loans.  An eventual tapering of quantitative easing should bode well for loans given their floating rate coupon structure and we believe we are well positioned to take advantage.

We thank our investors for your support and welcome your questions and comments.

Sincerely,

Stephen Ketchum
Founder and Managing Partner of Sound Point Capital Management, L.P.,
Chairman of the Board of Trustees and President of Sound Point Floating Rate Income Fund

DISCLAIMER: The information contained herein is confidential and is intended solely for the person to whom it has been delivered.  It is not to be reproduced, used, distributed or disclosed, in whole or in part, to third parties without the prior written consent of Sound Point Capital Management LP.

Performance results are presented on a net of fee basis, reflect the total returns for Sound Point Floating Rate Income Fund as a whole and do not represent the return of any individual investor. Results reflect the deduction of all fund expenses including management fees, brokerage commission, and administrative expenses.  An investor’s return may vary from these returns based on the timing of investment.  Net performance includes the reinvestment of all dividends, interest, and capital gains.

The return of the Credit Suisse Leverage Loan Index shown herein is intended to show relative market performance for the periods indicated and not as standards of comparison. Index returns include the reinvestment of dividends and are provided to show an example of alternate return potential during the relevant time periods; however, indices may possess different investment attributes that may make comparisons difficult such as volatility, liquidity, market capitalization, and security types.  Indices are not subject to any of the fees or expenses to which Sound Point Floating Rate Income Fund is subject.

The views expressed are the opinions and projections of Sound Point Capital Management LP through the period ending February 28, 2014, and are subject to change based on market and other conditions.  The opinions expressed may differ from those with different investment philosophies. Sound Point Capital Management LP does not represent that any opinion or projection will be realized.  The information presented herein, including, but not limited to, Sound Point Capital Management LP’s investment experience/views, returns or performance, investment strategies, risk management, market opportunity, representative strategies, portfolio construction, expectations, targets, parameters, guidelines, and positions may involve Sound Point Capital Management LP’s views, estimates, assumptions, facts and information from other sources that are believed to be accurate and reliable as of the date this information is presented—any of which may change without notice. Sound Point Capital Management LP has no obligation (express or implied) to update any or all of the information contained herein or to advise you of any changes; nor does Sound Point Capital Management LP make any express or implied warranties or representations as to the completeness or accuracy or accept responsibility for errors. The information presented is for illustrative purposes only and does not constitute an exhaustive explanation of the investment process, investment strategies or risk management.

The analyses and conclusions of Sound Point Capital Management LP contained in this information include certain statements, assumptions, estimates and projections that reflect various assumptions by Sound Point Capital Management LP concerning anticipated results that are inherently subject to significant economic, competitive, and other uncertainties and contingencies and have been included solely for illustrative purposes.

As with any investment strategy, there is potential for profit as well as the possibility of loss.  Sound Point Capital Management LP does not guarantee any minimum level of investment performance or the success of any portfolio or investment strategy. All investments involve risk and investment recommendations will not always be profitable. Past performance is no guarantee of future results.  Investment returns and principal values of an investment will fluctuate so that an investor's investment may be worth more or less than its original value.

The information provided herein is for informational purposes only and does not constitute investment advice and should not be relied on as such. This information should not constitute an offer to sell or the solicitation of any offer to buy any interests in the any fund managed by Sound Point Capital Management LP or any of its affiliates.  Such an offer to sell or solicitation of any offer to buy interests may only be made pursuant to definitive subscription documents between a fund and an investor.

Sound Point Floating Rate Income Fund
ALLOCATION OF PORTFOLIO HOLDINGS (Unaudited)
(Calculated as a percentage of Total Investments)
February 28, 2014

Short Term Investments 9.74%
Technology Services 8.37%
Communication Services 7.28%
Multimedia 6.24%
Gaming 5.51%
Financial Services 5.45%
Health Care Services 4.68%
Manufacturing 3.82%
Food Service 3.79%
Education Services 3.76%
Consumer Products 3.40%
Telecommunication Services 2.98%
Marine Transportation and Manufacturing 2.59%
Insurance Services 2.58%
Technology Software 2.36%
Relocation Services 2.35%
Pharmaceutical Products 2.27%
Automotive 2.25%
Retail 2.23%
Marketing Services 2.08%
Building Products 1.87%
Communication Technology 1.84%
Energy Services 1.82%
Travel Services 1.63%
Entertainment Services 1.44%
Real Estate Services 1.25%
Forest Products 1.14%
Manufacturing Services 1.04%
Staffing Services 1.01%
Health Care Products 0.95%
Chemicals 0.90%
Human Resource Services 0.50%
Construction Products 0.49%
Cinema Services 0.25%
Agricultural Suppy & Distribution 0.14%

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
February 28, 2014

	Effective interest rate1	Due date	Cost	Fair value

Bank Loans2 — 100.70%3
Agricultural Suppy & Distribution — 0.16%3
Pinnacle Operating Corporation	4.750%	11/15/2018	$29,832	$30,018

Automotive — 2.53%3
August U.S. Holding Company, Inc.	10.500	4/26/2019	381,355	385,312
Chrysler Group LLC	3.250	12/5/2018	103,482	103,731
Total Automotive			484,837	489,043

Building Products — 2.09%3
C.H.I. Overhead Doors	5.500	3/18/2019	167,640	169,463
Quality Home Brands Holdings LLC	7.750	12/17/2018	236,483	235,135
Total Building Products			404,123	404,598

Chemicals — 1.01%3
Kronos Worldwide, Inc.	4.750	2/12/2020	30,845	31,310
PeroxyChem	7.500	2/13/2020	75,460	76,230
Royal Adhesives & Sealants, LLC	9.750	1/31/2019	84,398	88,365
Total Chemicals			190,703	195,905

Cinema Services — 0.28%3
AUFINCO PTY Limited	8.250	11/30/2020	52,514	53,795

Communication Services — 8.18%3
Asurion	3.750	2/27/2017	97,510	98,245
Asurion	4.250	5/24/2019	138,268	138,493
Asurion	4.250	7/8/2020	93,412	93,371
Asurion	8.500	2/19/2021	449,160	471,249
ConvergeOne	9.250	5/8/2019	338,475	343,081
FairPoint Communications, Inc.	7.500	2/14/2019	362,451	376,698
Hemisphere Media Group, Inc.	6.250	7/30/2020	58,157	59,145
Total Communication Services			1,537,433	1,580,282

Communication Technology — 2.07%3
Sorenson Communications	9.500	10/31/2014	399,664	400,062

Construction Products — 0.55%3
Brand Energy & Infrastructure Services, Inc.	4.750	11/26/2020	105,153	106,364

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
February 28, 2014

	Effective interest rate1	Due date	Cost	Fair value
Consumer Products — 3.81%3
Hunter Fan Company	6.500%	12/20/2017	$221,204	$223,568
Norcraft Companies	5.250	11/13/2020	124,393	125,937
Steinway & Sons	9.250	9/18/2020	141,625	148,005
Sun Products Corporation	5.500	3/23/2020	82,990	82,452
Vogue International	5.250	2/7/2020	154,440	156,975
Total Consumer Products			724,652	736,937

Education Services — 4.22%3
Ascend Learning	6.000	5/23/2017	112,342	113,750
McGraw-Hill Education	9.000	3/22/2019	150,529	157,539
Renaissance Learning	5.000	11/16/2020	177,796	181,010
Renaissance Learning	8.750	5/14/2021	165,291	169,819
Springer Science+Busines Media	5.000	8/14/2020	184,960	192,624
Total Education Services			790,918	814,742

Energy Services — 2.05%3
Alinta Energy	6.375	8/7/2019	68,561	73,259
Bowie Resources, LLC	11.750	2/9/2021	33,653	35,262
Fairmount Minerals	5.000	9/5/2019	71,461	72,736
Stallion Oilfield Services Ltd.	8.000	6/19/2018	207,103	214,435
Total Energy Services			380,778	395,692

Entertainment Services — 1.62%3
AMF Bowling Worldwide, Inc.	8.750	6/28/2018	162,376	170,330
CEC Entertainment, Inc.	4.250	2/12/2021	66,665	66,888
LuxuryOnly	5.250	7/2/2020	75,000	75,937
Total Entertainment Services			304,041	313,155

Financial Services — 6.12%3
AlixPartners	9.000	7/10/2021	48,534	50,194
Ascensus, Inc.	9.000	12/2/2020	92,630	96,232
Liquidnet Holdings, Inc.	9.250	5/8/2017	218,514	220,964
Mergemarket	4.500	1/29/2021	184,537	185,694
Mergemarket	7.500	1/28/2022	61,690	62,465
NXT Capital, LLC	6.250	9/4/2018	99,796	100,244
Orchard Acquisition Company, LLC	9.000	2/8/2019	189,919	199,832
Walter Investment Management Corp.	4.750	12/18/2020	265,342	266,429
Total Financial Services			1,160,962	1,182,054

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
February 28, 2014

	Effective interest rate1	Due date	Cost	Fair value

Food Service — 4.26%3
CTI Foods Holding Co., LLC	8.250%	6/28/2021	$88,771	$90,900
Del Monte Foods	8.250	5/26/2021	240,570	245,430
Ferrara Candy Company	7.500	6/18/2018	189,074	188,655
Fairway Market	5.000	8/17/2018	1,277	1,266
Gelson's Markets	5.250	2/14/2020	170,280	171,570
Phillips Pet Food & Supplies	8.250	1/28/2022	123,380	125,318
Total Food Service			813,352	823,139

Forest Products — 1.28%3
Vestcom International, Inc.	7.000	12/26/2018	244,290	248,273

Gaming — 6.19%3
Caesar's Entertainment Operating Company Inc.	7.000	10/11/2020	430,550	446,235
Caesar's Entertainment Operating Company Inc.	4.488	1/28/2018	51,296	53,901
Caesar's Entertainment Operating Company Inc.	5.488	1/28/2018	307,488	322,026
Caesar's Entertainment Operating Company Inc.	9.500	10/31/2016	174,494	175,973
CBAC Borrower, LLC	8.250	7/2/2020	45,578	47,667
The Mohegan Tribe	5.500	11/19/2019	145,567	150,216
Total Gaming			1,154,973	1,196,018

Health Care Products — 1.06%3
Atrium Innovations Inc.	4.250	1/29/2021	77,610	78,195
Water Pik, Inc.	5.750	7/8/2020	124,317	127,158
Total Health Care Profucts			201,927	205,353

Health Care Services — 5.26%3
Aegis Sciences Corporation	5.500	2/19/2021	184,140	186,930
Carestream Health, Inc.	9.500	12/7/2019	134,296	140,254
DSI Renal, Inc.	5.250	8/16/2020	78,064	79,000
Genex Services, Inc.	5.250	7/26/2018	78,446	79,689
Ikaria, Inc.	8.750	2/4/2022	22,828	23,431
Therakos, Inc.	7.500	12/27/2017	241,117	249,873
Therakos, Inc.	11.250	6/27/2018	243,526	256,719
Total Health Care Services			982,417	1,015,896

Human Resource Services — 0.56%3
TriNet Group, Inc.	5.000	8/20/2020	105,730	107,800

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
February 28, 2014

	Effective interest rate1	Due date	Cost	Fair value

Insurance Services — 2.90%3
Confie Seguros	5.750%	11/9/2018	$107,187	$108,157
Cooper Gay Swett & Crawford Ltd.	8.250	10/16/2020	91,735	90,036
Cunningham Lindsey	5.000	12/10/2019	76,432	76,517
Mitchell International, Inc.	4.500	10/12/2020	75,640	76,404
Sedgwick Claims Management Services, Inc.	3.750	2/11/2021	77,805	77,708
StoneRiver, Inc.	8.500	5/14/2020	129,383	131,773
Total Insurance Services			558,182	560,595

Manufacturing — 3.66%3
Ascend Performance Materials	6.750	4/10/2018	86,973	88,500
Direct ChassisLink, Inc	8.500	11/12/2019	107,365	107,365
Grede Holdings LLC	4.500	5/2/2018	234,544	236,546
Tomkins Air Distributions Technologies, Inc.	9.250	5/11/2020	139,030	138,890
WP CPP Holdings, LLC	4.750	12/28/2019	134,651	135,830
Total Manufacturing			702,563	707,131

Manufacturing Services — 1.16%3
Distribution International, Inc.	7.500	7/16/2019	128,057	129,673
TMS International Corp.	4.500	10/16/2020	93,547	95,175
Total Manufacturing Services			221,604	224,848

Marine Transportation and Manufacturing — 2.91%3
Commercial Barge Line Company	7.500	9/22/2019	102,351	104,799
Navios Maritime Partners L.P.	5.250	6/27/2018	213,908	221,356
SeaStar Solutions	5.250	1/30/2021	232,830	236,340
Total Marine Transportation and Manufacturing			549,089	562,495

Marketing Services — 2.33%3
Advanstar Communications Inc.	9.500	6/5/2020	89,750	91,758
Deluxe	6.500	2/25/2020	43,780	44,202
Merrill Corporation	7.250	3/8/2018	220,981	226,317
Penton	9.000	10/1/2020	60,167	61,763
YP	8.000	6/4/2018	26,000	26,244
Total Marketing Services			440,678	450,284

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
February 28, 2014

	Effective interest rate1	Due date	Cost	Fair value

Multimedia — 7.01%3
Encompass	6.750%	8/10/2017	$304,331	$306,936
Extreme Reach, Inc.	6.750	1/24/2020	76,838	79,072
Extreme Reach, Inc.	10.500	1/22/2021	333,200	341,700
Ion Media Networks, Inc.	5.000	12/17/2020	35,823	36,427
Learfield Communications, Inc.	5.000	10/8/2020	46,228	46,402
Learfield Communications, Inc.	8.750	10/8/2021	8,160	8,200
NEP Broadcasting, LLC	9.500	7/22/2020	141,542	146,741
Playboy Enterprises, Inc.	7.250	3/6/2017	382,721	388,333
Total Multimedia			1,328,843	1,353,811

Pharmaceutical Products — 2.55%3
Alvogen	7.000	5/23/2018	176,935	180,927
Covis Pharmaceuticals, Inc.	6.000	4/4/2019	311,656	310,877
Total Pharmaceutical Products			488,591	491,804

Real Estate Services — 1.40%3
RentPath, Inc.	6.250	5/29/2020	272,864	271,359

Relocation Services — 2.64%3
SIRVA, Inc.	7.500	3/27/2019	487,319	509,277

Retail — 2.50%3
Bob's Discount Furniture	5.250	2/5/2021	106,920	108,135
Bob's Discount Furniture	9.000	2/7/2022	60,760	61,768
Collective Brands, Inc.	7.250	10/9/2019	247,500	248,272
Vince Intermediate Holding, LLC	6.000	11/27/2019	63,491	65,236
Total Retail			478,671	483,411

Staffing Services — 1.13%3
AlliedBarton Security Services	4.250	2/12/2021	90,545	91,250
AlliedBarton Security Services	8.000	8/12/2021	25,805	26,282
NES Global Talent	6.500	10/2/2019	98,467	100,620
Total Staffing Services			214,817	218,152

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
February 28, 2014

	Effective interest rate1	Due date	Cost	Fair value

Technology Services — 9.39%3
Dell	4.500%	4/29/2020	$131,385	$132,602
Eastman Kodak Company	7.250	7/31/2019	218,778	224,761
Global Logic	6.250	5/31/2019	154,470	156,780
Inmar	4.250	1/27/2021	77,223	77,902
Internap Network Services Corporation	6.000	11/26/2019	185,181	188,402
iQor Holdings Inc.	6.000	2/19/2021	194,040	194,535
iQor Holdings Inc.	9.750	2/18/2022	234,975	235,577
Latisys	6.500	3/6/2019	453,685	454,147
LTS Buyer, LLC	8.000	4/12/2021	80,777	82,953
Systems Maintenance Services, Inc.	9.250	10/16/2020	67,320	67,660
Total Technology Services			1,797,834	1,815,319

Technology Software — 2.65%3
Aderant Holdings, Inc.	6.250	12/20/2018	492,075	499,972
Sophos	5.000	1/27/2021	11,940	12,135
Total Technology Software			504,015	512,107

Telecommunication Services — 3.34%3
Global Tel*Link Corporation	9.000	11/23/2020	468,839	472,025
Securus Technologies, Inc.	9.000	4/30/2021	95,040	96,100
Ziggo	3.500	1/15/2022	77,902	77,853
Total Telecommunication Services			641,781	645,978

Travel Services — 1.83%3
Apple Leisure Group	7.000	2/28/2019	245,959	249,366
Travelport	6.250	6/26/2019	99,123	103,275
Total Travel Services			345,082	352,641

Total Bank Loans			19,100,232	19,458,338

Bonds — United States — 0.63%3
Manufacturing — 0.633
Huntco Site Furnishings, LLC	9.625	3/1/2021	117,517	121,677

Short Term Investments — 10.93%3
US Bank Money Market 5, 0.03%4			2,113,158	2,113,158

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
February 28, 2014

	Effective interest rate1	Due date	Cost	Fair value

Total Investments — 112.26%3	$21,213,390	$21,693,173
Other liabilities and assets — (12.26)%3		(2,369,232)
Net Assets — 100%3		$19,323,941

1	The effective interest rates are based on settled commitment amount.
2
Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for the bank loans are the current interest rates as of February 28, 2014. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

3	Calculated as a percentage of net assets.
4	Rate reported is the current yield as of February 28, 2014.

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund
STATEMENT OF ASSETS & LIABILITIES (Unaudited)

February 28, 2014
Assets
Investments, at fair value (cost $21,330,907)	$21,693,173
Receivable for investments sold	3,086,097
Interest receivable	150,324
Total assets	24,929,594

Liabilities
Payable for investments purchased	5,066,883
Payable to Adviser, net	47,301
Accrued expenses and other liabilities	191,469
Subscriptions received in advance	300,000
Total liabilities	5,605,653
Total net assets	$19,323,941

Net Assets:
Common stock, $0.01 par value; 1,843,877 shares issued and outstanding
(unlimited shares authorized)	$18,439
Additional paid-in capital	18,686,288
Undistributed net investment income	115,063
Accumulated net realized gain	141,885
Net unrealized appreciation	362,266
Total net assets	$19,323,941

Net asset value per share	$10.48

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund
STATEMENT OF OPERATIONS (Unaudited)

Period from September 1, 2013 through February 28, 2014

Investment Income
Interest income	$723,741

Operating Expenses
Advisory fees	119,190
Professional fees	45,000
Administrator fees	41,180
Offering costs	15,837
Directors' fees	11,250
Transfer agent fees and expenses	9,455
Custodian fees and expenses	5,083
Other operating expenses	1,283
Total operating expenses	248,278
Less fees waived by Adviser	(70,379)
Net Expenses	177,899

Net investment income	545,842

Realized and Unrealized Gains on Investments
Net realized gain on investments	179,832
Net unrealized appreciation of investments	89,278
Net realized and unrealized gains on investments	269,110
Net increase in net assets resulting from operations	$814,952

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund
STATEMENT OF CHANGES IN NET ASSETS

	Period from September 1, 2013 through February 28, 2014	Period from December 1, 2012 (1) through August 31, 2013
	(Unaudited)
Operations
Net investment income	$545,842	$243,548
Net realized gain on investments	179,832	355,644
Net unrealized appreciation on investments	89,278	272,988
Net increase in net assets resulting from operations	814,952	872,180
Dividends to Common Stockholders
Net investment income	(569,565)	(104,762)
Net realized gain	(393,591)	-
Total dividends to common stockholders	(963,156)	(104,762)
Capital Stock Transactions
Proceeds from shares sold	2,010,000	16,971,000
Payments for shares redeemed	(714,406)	-
Issuance of 38,471 and 3,905 common shares from reinvestment
of distributions to shareholders, respectively	397,404	40,729
Net increase in net assets capital stock transactions	1,692,998	17,011,729
Total increase in net assets	1,544,794	17,779,147
Net Assets
Beginning of period	17,779,147	-
End of period	$19,323,941	$17,779,147
Undistributed net investment income, end of period	$115,063	$138,786

(1) Commencement of operations.

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund
STATEMENT OF CASH FLOWS (Unaudited)

Period from September 1, 2013 through February 28, 2014
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to
net cash used in operating activities
Net increase in net assets applicable to common stockholders
resulting from operations	$814,952
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash
used in operating activities:
Purchases of long-term investments	(22,809,301)
Proceeds from sales of long-term investments	21,075,437
Purchases of short-term investments, net	(974,729)
Amortization and accretion	(17,819)
Net unrealized appreciation	(89,278)
Net realized gain	(179,832)
Changes in operating assets and liabilities:
Increase in receivable for investments sold	(1,147,710)
Increase in interest receivable	(15,926)
Decrease in receivable from Adviser, net	1,511
Decrease in prepaid expenses and other assets	146
Increase in payable for investments purchased	2,228,380
Increase in payable to Adviser	47,301
Decrease in payable to Trustees	(11,250)
Increase in accrued expenses and other liabilities	48,276
Net cash used in operating activities	(1,029,842)

Cash Flows From Financing Activities
Issuance of common stock	2,310,000
Redemption of common stock	(714,406)
Distributions paid to common stockholders	(565,752)
Net cash provided by financing activities	1,029,842

Net change in cash	-
Cash--beginning of period	-
Cash--end of period	$-

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders	$397,404

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund
FINANCIAL HIGHLIGHTS

		Period From September 1, 2013 through February 28, 2014	Period From December 1, 2012 (1) through August 31, 2013
	Per Common Share Data	(Unaudited)
	Net asset value, beginning of period	$10.58	$10.00
	Income from investment operations:
	Net investment income	0.30	0.14
	Net realized and unrealized gains on investments	0.14	0.50
	Total increase from investment operations	0.44	0.64
	Less distributions to common stockholders:
	Net investment income	(0.32)	(0.06)
	Net realized gain	(0.22)	-
	Total distributions to common stockholders	(0.54)	(0.06)
	Net asset value, end of period	$10.48	$10.58
	Total investment return based on net asset value (2)	4.16%	6.40%
	Supplemental Data and Ratios
	Net assets, end of period (000's)	$19,324	$17,779
	Ratio of expenses to average net assets before waiver (3)	2.58%	3.33%
	Ratio of expenses to average net assets after waiver (3)	1.85%	2.08%
	Ratio of net investment income to average net assets before waiver (3)	4.95%	0.86%
	Ratio of net investment income to average net assets after waiver (3)	5.68%	2.11%
	Portfolio turnover rate (2)	108.92%	197.14%

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund
NOTES TO THE FINANCIAL STATEMENTS
February 28, 2014
(Unaudited)

1.  Organization

Sound Point Floating Rate Income Fund (the “Fund”) was organized as a business trust under the laws of the State of Delaware on October 24, 2012, and commenced operations on December 1, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Sound Point Capital Management, LP (the “Adviser”) is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% and 25% of its outstanding Shares at their net asset value as of or prior to the end of each fiscal quarter.

The Fund’s investment objective is to provide consistently strong risk-adjusted returns.  The Fund seeks to achieve its objective by identifying fundamentally attractive floating rate loans or variable-rate investments, which pay interest at variable-rates and are determined periodically, on the basis of a floating base lending rate, such as the London Interbank Offered Rate (“LIBOR”) with or without a floor plus a fixed spread (“Floating Rate Loans”) and other investments, including senior secured and unsecured bonds, and by creating a portfolio with an optimal blend of these assets.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.  Valuation of Investments

The Fund’s investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Fund’s Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable loan quotations from loan dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value.

The Fund’s investments in bank loans are normally valued at the mid between the bid and ask obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

In certain cases authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain valuations of the loans in its portfolio.

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer upon its current sale in the normal course of business in an arm’s-length transaction.  A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments are not applied to Level 1 investments.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these investments does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised is determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Bank Loans - The fair value of bank loans is generally valued using recently executed transactions, market price quotations (where observable) and market observable credit default swap levels.  Fair value is based on the average of one or more broker quotes received.  When quotations are unobservable, proprietary valuation models and default recovery analysis methods are employed.  Bank debt is generally categorized in Level 2 or 3 of the fair value hierarchy, depending on the use and availability of observable inputs.

Bonds - The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads.  The spread data used is for the same maturity as the bond.  If the spread data does not reference the issuer, then data that references a comparable issuer is used.  When observable price quotations are not available, fair value is determined based on cash flow models using yield curves, bond or single name credit default swap spreads, and recovery rates based on collateral values as key inputs.  Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.  In instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2014 in valuing the Fund’s investments:

Description	Level 1	Level 2	Level 3	Total Investments
Assets: Fixed Income:
Bank Loans(a)	$-	$19,458,338	$-	$19,458,338
Bonds(a)	-	121,677	-	121,677
Other:
Short-Term Investments(b)	2,113,158	-	-	2,113,158
Total Assets	$2,113,158	$19,580,015	$-	$21,693,173

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Fund at February 28, 2014.

B.  Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis.  Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bank loans held using the yield-to-maturity method.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

C.  Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

D.  Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

E. Dividends and Distributions

Dividends to shareholders are recorded on the ex-dividend date.  The character of dividends to shareholders made during the year may differ from their ultimate characterization for federal income tax purposes.  The Fund will distribute substantially all of its net investment income and all of its capital gains to shareholders semi-annually.  The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.  When appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.  The reclassifications have no effect on net assets or net asset value per share.

F.  Receivable/Payable for Investments Purchased/Sold

In the normal course of business, substantially all of the Fund’s investing transactions, money balances, and investment positions are transacted with the Fund’s agent: U.S. Bank.  The Fund is subject to credit risk to the extent any agent with which it conducts business is unable to fulfill contractual obligations on its behalf.  The Fund’s management monitors the financial condition of such agent and does not anticipate any losses from this counterparty.

Unsettled bank debt investments are subject to the risk of the debt issuer failing to fulfill their contractual obligations of providing the purchased investment to the Fund after the Fund has entered into the purchases and sales agreement and payment has been made.

G.  Counterparty Risk

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations.  The Adviser monitors the financial stability of the Fund’s counterparties.

3.  Agreements

The Fund has entered into an Investment Advisory Agreement with Sound Point Capital Management, L.P. Under the terms of the agreement, the Fund pays the Adviser a fee equal to an annual rate of 1.25 percent of the Fund’s month-end net asset value, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases of Shares by the Fund.  The fee is paid monthly in advance.

Pursuant to the Expense limitation agreement with respect to the Fund, until at least December 31, 2013, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, transfer agency fees and expenses, offering costs, litigation, indemnification, shareholder meeting costs, licensing fees and other trading expenses, taxes and extraordinary expenses) from exceeding 0.35 percent of average daily net assets per year (the “Expense Cap”).  Expenses borne by the Adviser due to the Expense Cap are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

U.S. Bancorp Fund Services, LLC serves as the Fund’s administrator.  The Fund pays the administrator a monthly fee computed at an annual rate of 0.09 percent of the first $100,000,000 of the Fund's average net assets, 0.07 percent on the next $200,000,000 of the Fund’s average net assets and 0.04 percent on the balance of the Fund's average net assets.

U.S. Bancorp Fund Services, LLC serves as the Fund's transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund's custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.03 percent of the Fund’s average daily market value, plus portfolio transaction fees.

4.  Income Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code (“Code”) in order to qualify as a regulated investment company (“RIC”). If so qualified, the Fund will not be subject to federal income tax to the extent it distributes all of its taxable income and net capital gains to its shareholders.

The tax character of dividends paid to shareholders during the period ended August 31, 2013, as noted below, was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$104,762	$ -	$104,762

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The following information is provided on a tax basis as of August 31, 2013:

Tax cost of investments	$18,467,663

Unrealized appreciation	273,362
Unrealized depreciation	-
Net unrealized appreciation (depreciation)	273,362

Undistributed ordinary income	494,430
Undistributed long term gains	-
Distributable earnings	494,430

Other accumulated gain/(loss)	-
Total accumulated gain/(loss)	$767,792

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination.  All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

5.  Investment Transactions

For the period from September 1, 2013 through February 28, 2014 the Fund purchased (at cost) and sold securities in the amount of $22,809,301 and $21,075,437 (excluding short term debt securities), respectively.

6.  Common Stock

The Fund operates as an “interval fund” under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to Shareholders.  The Fund will offer to repurchase not less than 5% of its outstanding Shares on a quarterly basis.  This is a fundamental policy that cannot be changed without Shareholder approval.

The Fund is permitted to issue an unlimited number of shares.  Par value of all shares is $0.01.  The Fund had 1,843,877 shares outstanding at February 28, 2014.  During the period ended February 28, 2014, the Fund issued 190,219 shares through subscriptions, 38,471 shares through dividend reinvestment, and redeemed 66,088 shares.

7.  Subsequent Events

On April 11, 2014, the Fund announced that the Board had formally approved a proposal to reorganize into a new open-end fund (the “Acquiring Fund”), subject to approval by shareholders (the “Reorganization”).  Pending approval by the Board of the Acquiring Fund at a May 22, 2014 meeting, the Acquiring Fund will be managed by the Fund’s current investment adviser, Sound Point Capital Management, LP.  Pursuant to the proposed Reorganization, all of the Fund’s assets and liabilities will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund.  If the Fund’s shareholders approve the proposal, they will receive shares of the Acquiring Fund with a value equal to the net asset value of their shares of the Fund’s common stock on the closing date of the Reorganization, after which the Fund will cease operations.

On or about May 28, 2014, the Fund expects to convene a special meeting of the Fund’s shareholders.  Shareholders of record of the Fund on April 1, 2014 will be entitled to notice of and to vote at the special meeting, and will receive proxy materials describing the Reorganization in greater detail.  If approved by shareholders, the Reorganization is expected to close in late May or early June 2014.

Sound Point Floating Rate Income Fund
ADDITIONAL INFORMATION
February 28, 2014
(Unaudited)

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX.  The Fund’s Form N-PX is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Board of Directors
The Prospectus includes additional information about the Fund’s Trustees and Officers and is available upon request without charge by calling the Company collect at (212) 895-2260 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements
This report contains "forward-looking statements,'' which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as "may'', "will'', "believe'', "attempt'', "seem'', "think'', "ought'', "try'' and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Sound Point Floating Rate Income Fund
PRIVACY NOTICE

The Fund collects and maintains nonpublic personal information about Shareholders as follows:

•
Information we receive in subscription agreements, investor questionnaires and other forms which Shareholders complete and submit to us, such as names, addresses, phone numbers, social security numbers, and employment, asset, income and other household information;

•	Information we receive and maintain relating to the net asset value of a Shareholder’s shares, such as profit and loss allocations and capital withdrawals and additions;

•
Information about your investment in and other transactions with us and our affiliates, including information we receive and maintain relating to new issue and other securities transactions with and through the Fund and its affiliates; and

•
Information we receive about a Shareholder from the Shareholder’s purchaser representative, financial advisor, investment consultant or other financial institution with whom the Fund has a relationship and/or whom the Shareholder may have authorized to provide such information to the Fund.

The Fund does not disclose any nonpublic personal information about its Shareholders or former Shareholders except as may be required or permitted by law.  The Fund may disclose information about a Shareholder to its affiliates (including the Fund’s Board and/or Administrator or Investment Manager and the Fund’s employees or agents with a need to know such information to enable the Fund to provide statements, information and services to its Shareholders), and to the following types of third parties:

•	Financial service providers such as the Fund’s prime broker who assists the Fund as part of the ordinary course of servicing your investments in the Fund;

•	Legal representatives of the Fund, such as our counsel, accountants and auditors;

•	Cergain non-affiliated parties who perform marketing services for the Fund or with whom we have entered into joint marketing agreements; and

•	Persons acting in a fiduciary or representative capacity on behalf of an individual Shareholder, such as an IRA custodian or Trustee of a grantor trust.

On all occasions when it is necessary for us to share your personal information with nonaffiliated companies, we will require that such information only be used for the limited purpose for which it is shared and will advise these companies not to further share your information with others except to fulfill that limited purpose.

The Fund takes its responsibility to protect the privacy and confidentiality of Shareholder information very seriously.  We maintain appropriate physical, electronic and procedural safeguards to guard Shareholder’s nonpublic personal information.  We provide Shareholders with a Privacy Notice as part of their subscription materials and annually after that.  If the Fund changes its privacy policies to permit it or its affiliates to share additional information the Fund has about you or to permit disclosures to additional types of parties, you will be notified in advance, and, if required by law, you will be given the opportunity to opt out of such additional disclosure and to direct us not to share your information with such parties.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)      Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)      Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 9/01/13-9/30/13	0	0	0	0
Month #2 10/01/13-10/31/13	0	0	0	0
Month #3 11/01/13-11/30/13*	66,087	10.81	66,087	91,988
Month #4 12/01/13-12/31/13	0	0	0	0
Month #5 1/01/14-1/31/13	0	0	0	0
Month #6 2/01/14-2/28/14^	0	0	0	92,193
Total	66,087	10.81	66,087	184,181

*The Fund issued a Repurchase Offer on October 25, 2013.  The Repurchase Offer enabled up 5% of the Fund’s outstanding shares to be redeemed by Shareholders. The Repurchased shares were paid out at the November 29, 2013 net asset value per share.

^The Fund issued a Repurchase Offer on January 25, 2014.  The Repurchase Offer enabled up 5% of the Fund’s outstanding shares to be redeemed by Shareholders. The Repurchased shares were paid out at the February 28, 2014 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any changes to procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Sound Point Floating Rate Income Fund

By (Signature and Title) /s/ Stephen J. Ketchum
                                           Stephen J. Ketchum, President

Date     May 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Stephen J. Ketchum
                                            Stephen J. Ketchum, President

Date     May 9, 2014

By (Signature and Title)  /s/ Kevin Gerlitz
                                            Kevin Gerlitz, Treasurer

Date     May 9, 2014